                                                                   EXHIBIT 10.1




                                 LOAN AGREEMENT

                      $80,000,000 REVOLVING LOAN FACILITY

                                      AND

                 320,000,000 NORWEGIAN KRONE TERM LOAN FACILITY

                           DATED AS OF APRIL 4, 1996

                                     AMONG

                           SMITH INTERNATIONAL, INC.,
                                  AS BORROWER;

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                            AS AGENT AND AS A BANK,

                                      AND

           ABN AMRO BANK N.V., HOUSTON AGENCY AND DEN NORSKE BANK AS,
                           AS CO-AGENTS AND AS BANKS,

                                      AND

                        THE OTHER BANKS NOW OR HEREAFTER
                                 PARTIES HERETO

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         -----------
         1.1      Certain Defined Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                  ---------------------
         1.2      Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  -------------

2.       Commitments and Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         ---------------------
         2.1      Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  -----
         2.2      Letters of Credit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                  -----------------
         2.3      Terminations or Reductions of Revolving Loan Commitments  . . . . . . . . . . . . . . . . . . . . .  19
                  --------------------------------------------------------
         2.4      Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  ----
         2.5      Several Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  -------------------
         2.6      Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  -----
         2.7      Use of Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  ---------------

3.       Borrowings, Payments and Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         ------------------------------------
         3.1      Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  ----------
         3.2      Payments and Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                  ------------------------

4.       Payments; Pro Rata Treatment; Computations, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         ------------------------------------------------
         4.1      Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                  --------
         4.2      Pro Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                  ------------------
         4.3      Certain Actions, Notices, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                  ------------------------------
         4.4      Non-Receipt of Funds by the Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                  ---------------------------------
         4.5      Sharing of Payments, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                  -------------------------
         4.6      Replacement of Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                  --------------------

5.       Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         --------------------
         5.1      Initial Loans and Letters of Credit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                  -----------------------------------
         5.2      All Loans and Letters of Credit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                  -------------------------------
         5.3      Term Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                  ----------

6.       Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         ------------------------------
         6.1      Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                  ------------
         6.2      Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                  --------------------
         6.3      Enforceable Obligations; Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                  --------------------------------------
         6.4      Other Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                  ----------
         6.5      Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                  ----------
         6.6      Title   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                  -----
         6.7      Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                  -----
         6.8      Regulations U and X   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                  -------------------
         6.9      Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  ------------
         6.10     No Untrue or Misleading Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  ----------------------------------
         6.11     ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  -----

         6.12     Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  ----------------------
         6.13     Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  ----------------------------------
         6.14     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                  --------
         6.15     Fiscal Year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                  -----------
         6.16     Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                  ----------
         6.17     Environmental Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                  ---------------------

7.       Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         ---------------------
         7.1      Taxes, Existence, Regulations, Property, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                  ---------------------------------------------
         7.2      Financial Statements and Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  ------------------------------------
         7.3      Financial Tests   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                  ---------------
         7.4      Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  ----------
         7.5      Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  ------------------
         7.6      Books and Records   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  -----------------
         7.7      Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  ---------
         7.8      Notice of Certain Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
                  -------------------------
         7.9      Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  ----------------
         7.10     ERISA Information and Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  --------------------------------
         7.11     Additional Subsidiaries; Corporate Restructuring  . . . . . . . . . . . . . . . . . . . . . . . . .  36
                  ------------------------------------------------

8.       Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         ------------------
         8.1      Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                  ------------
         8.2      Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                  -----
         8.3      Contingent Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                  ----------------------
         8.4      Mergers, Consolidations and Dispositions of Assets  . . . . . . . . . . . . . . . . . . . . . . . .  39
                  --------------------------------------------------
         8.5      Nature of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                  ------------------
         8.6      Transactions with Related Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                  ---------------------------------
         8.7      Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                  -----------
         8.8      Organizational Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                  ------------------------
         8.9      Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                  ------------
         8.10     Notice of Asset Sales   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                  ---------------------
         8.11     No Restriction on Payment of Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                  --------------------------------------
         8.12     Modifications to Note Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                  --------------------------------

9.       Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         --------
         9.1      Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                  -----------------
         9.2      Right of Setoff   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                  ---------------
         9.3      Collateral Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  ------------------
         9.4      Preservation of Security for Unmatured Reimbursement Obligations  . . . . . . . . . . . . . . . . .  44
                  ----------------------------------------------------------------
         9.5      Remedies Cumulative   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  -------------------

10.      The Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         ---------
         10.1     Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                  ----------------------------------
         10.2     Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                  --------
         10.3     Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                  --------
         10.4     Rights as a Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                  ----------------

         10.5     Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                  ---------------
         10.6     Non-Reliance on Agent and Other Banks   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                  -------------------------------------
         10.7     Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                  --------------
         10.8     Resignation or Removal of Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                  -------------------------------
         10.9     No Partnership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                  --------------

11.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         -------------
         11.1     Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                  ------
         11.2     Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                  -------
         11.3     Expenses, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                  --------------
         11.4     Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                  ---------------
         11.5     Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                  ----------------
         11.6     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
                  ----------------------
         11.7     Limitation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                  ----------------------
         11.8     Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                  --------
         11.9     Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                  --------
         11.10    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                  ------------
         11.11    Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                  -------------
         11.12    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                  ------------
         11.13    Tax Forms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                  ---------
         11.14    Venue   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                  -----
         11.15    Confidential Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                  ------------------------
         11.16    Amendment and Restatement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                  -------------------------

SCHEDULES

         1 -- Interest Rate and Foreign Currency Agreement

EXHIBITS

         A -- Request for Extension of Credit
         B -- Revolving Note
         C -- Term Note
         D -- Assignment and Acceptance
         E -- Compliance Certificate
         F -- Subsidiaries
         G -- Litigation
         H -- Borrowed Money Indebtedness
         I -- Liens

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT is made and entered into as of April 4, 1996 (the "Effective Date"), by and among SMITH INTERNATIONAL, INC., a Delaware corporation (the "Borrower"); each of the banks which is or may from time to time become a party hereto in accordance with Section 11.6 hereof (individually, a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., HOUSTON AGENCY and DEN NORSKE BANK AS, as Co-Agents, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


2        Commitments and Loans.

         2.1     Loans.

         (a) Revolving Loans. From time to time on or after the Effective Date and during the Revolving Loan Availability Period, each Bank severally agrees, subject to all of the terms and conditions of this Agreement (including, without limitation, Sections 5.1 and 5.2 hereof), to make loans under this Section 2.1(a) to the Borrower in an aggregate principal amount at any one time outstanding (including its Revolving Loan Commitment Percentage of all Letter of Credit Liabilities at such time) up to but not exceeding such Bank's Revolving Loan Commitment. Subject to the conditions in this Agreement, any such Revolving Loan repaid prior to the Termination Date may be reborrowed pursuant to the terms of this Agreement; provided, that any and all such Revolving Loans shall be due and payable in full at the end of the Revolving Loan Availability Period. The Borrower, the Agent and the Banks agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, the Notes or any Obligation. The aggregate of all Revolving Loans to be made by the Banks in connection with a particular borrowing shall be equal to $500,000 or a multiple of $100,000 in excess of $500,000.

         (b) Term Loans. On or before June 30, 1996, each Bank severally agrees, subject to all of the terms and conditions of this Agreement (including, without limitation, Sections 5.1, 5.2 and 5.3 hereof), to make loans under this Section 2.1(b) to the Borrower in a single advance and in a principal amount equal to such Bank's Term Loan Commitment. Repayments of such Term Loans may not be reborrowed.

         2.3     Terminations or Reductions of Revolving Loan Commitments.

         (a) Mandatory. On the Termination Date, all Revolving Loan Commitments shall be terminated in their entirety.

         (b) Optional. The Borrower shall have the right to terminate or reduce the unused portion of the Revolving Loan Commitments at any time or from time to time, provided that (i) the Borrower shall give notice of each such termination or reduction to the Agent as provided in Section 4.3 hereof and
(ii) each such partial reduction shall be in an aggregate amount of at least $5,000,000 and the aggregate of all the Revolving Loan Commitments may not be reduced below $20,000,000 unless terminated entirely.

         (c) No Reinstatement. Any termination of the Revolving Loan Commitments may not be reinstated without the written approval of the Agent and the Banks.

         2.4     Fees.

                 (a) The Borrower shall pay to the Agent for the account of each Bank commitment fees for the period from the Effective Date to and including the Termination Date at a rate per annum equal to the then current Commitment Fee Percentage. Such commitment fees shall be computed (on the basis of the actual number of days elapsed in a year composed of 360 days) on each day and shall be based on the excess of
         (x) the aggregate amount of each Bank's Revolving Loan Commitment for such day over (y) the sum of (i) the aggregate unpaid principal balance of such Bank's Revolving Loans on such day plus (ii) the aggregate Letter of Credit Liabilities as to such Bank for such day. Accrued commitment fees under this provision through each Quarterly Date prior to the Termination Date shall be payable on the third (3rd) Business Day after such Quarterly Date. Any accrued and unpaid commitment fees shall be due and payable on the Termination Date.

                 (b) The Borrower shall pay to the Agent for the account of each Bank commitment fees for the period from the Effective Date to and including June 30, 1996 or the funding of the Term Loans, whichever comes first, at 0.175% per annum. Such commitment fees shall be computed (on the basis of the actual number of days elapsed in a year composed of 360 days) on each day and shall be based on the excess of (x) the aggregate amount of each Bank's Term Loan Commitment for such day over the aggregate unpaid principal balance of such Bank's Term Loans on such day. Accrued commitment fees under this provision through June 30, 1996 or the funding of the Term Loans, whichever comes first, shall be payable on the third (3rd) Business Day after such date.

                 (c) The Borrower shall pay to the Agent fees as set forth in that certain Letter Agreement dated February 13, 1996 executed by and between the Agent and the Borrower.

                 (d) All past due fees payable under this Section shall bear interest at the Past Due Rate.

2.       Borrowings, Payments and Prepayments.

         3.2     Payments and Prepayments.

         (a) Optional Prepayments. Except as provided in the Interest Rate and Foreign Currency Agreement, the Borrower shall have the right to prepay, on any Business Day, in whole or in part, without the payment of any penalty or fee, Loans at any time or from time to time, provided that the Borrower shall give the Agent notice of each such prepayment as provided in Section 4.3 hereof. Each optional prepayment on a Revolving Loan shall be in an amount at least equal to $250,000 and each optional prepayment on a Term Loan shall be in an amount at least equal to 32,000,000 Krone.

         (b)     Mandatory Prepayments and Cover.

                 (1) Insurance Proceeds and Condemnation Awards. Promptly following the receipt thereof by the Borrower or any of its Subsidiaries, the Borrower shall deposit or cause to be deposited with the Agent in an interest bearing account (but without any obligation to maximize such interest) all of the net cash proceeds of any payment or award in excess of $1,000,000 (in the aggregate in any given year) made to the Borrower or any of its Subsidiaries under any policy of property insurance or pursuant to any condemnation award which relates to or derives from assets of--or acquired from--Anchor Drilling Fluids (or its Subsidiaries) provided such amounts have not theretofore been reasonably expended for the restoration or replacement of the asset in respect of which such payment or award was made. Such amounts shall be collaterally assigned to the Agent as security for the Obligations in a manner reasonably acceptable to the Agent. Upon delivery to the Agent of written certification by the Borrower that the Borrower or any of its Subsidiaries has reasonably expended amounts or committed in writing to expend amounts for the restoration or replacement of the asset in respect of which such payment or award was made, specifying the amount expended or committed, so long as no Default or Event of Default shall have occurred and be continuing any such amount deposited with the Agent shall be released by the Agent to the Borrower; provided, however, that, in the event that within 180 days of receipt of such payment or award by the Borrower, to the extent the Borrower shall not have certified to the Agent its intention to expend an equivalent amount for the restoration or replacement of the asset in respect of which such payment or award was made, the Borrower shall make a prepayment on the Term Loans (using any funds deposited with the Agent pursuant to this Section 3.2(b)(2) or other funds) in the amount of the excess of the amount of such payment or award over the amount of such expenditures and/or commitment on such 180th day.

                 (2) Asset Sales. 100% of the net sales proceeds in excess of $5,000,000 (in the aggregate in any given year) realized by the Borrower or any of its Subsidiaries from the sale, transfer or other disposition of any Property which relates to or derives from assets of--or acquired from--Anchor Drilling Fluids (or its Subsidiaries) (other than

         Inventory and other Property where the sale, transfer or other disposition occurred in the ordinary course of business of the owner thereof) shall be applied to prepayment of the Term Loans.

         (c) Application of Prepayments on Term Loans. Any prepayments made on the Term Loans will be applied pro rata to each of the remaining scheduled principal installments on the Term Loans.

         (d) Term Loan Amortization. The principal of each Note evidencing Term Loans shall be due and payable in semiannual installments due on each six month anniversary of the making of the Term Loans equal to the applicable Term Loan Lender's pro rata share of the Term Loans times 32,000,000 Krone. On the Maturity Date, the entire unpaid principal balance of each Note evidencing Term Loans and all accrued and unpaid interest on the unpaid principal balance of each such Note shall be finally due and payable.

         (e) Interest Payments. Accrued and unpaid interest on the unpaid principal balance of the Notes shall be due and payable on the Interest Payment Dates.

         (f) Payments; Interest Rate and Foreign Currency Agreement. The Borrower shall pay all amounts required to be paid under the Interest Rate and Foreign Currency Agreement, the Notes and the other Loan Documents as and when due.

         (g) Payments and Interest on Reimbursement Obligations. The Borrower will pay to the Agent for the account of each Bank the amount of each Reimbursement Obligation promptly upon its incurrence. The amount of any Reimbursement Obligation may, if the applicable conditions precedent specified in Sections 5.1 and 5.2 hereof have been satisfied, be paid with the proceeds of Revolving Loans. Subject to Section 11.7 hereof, the Borrower will pay to the Agent for the account of each Bank interest at the applicable Past Due Rate on any Reimbursement Obligation and on any other amount payable by the Borrower hereunder to or for the account of such Bank (but, if such amount is interest, only to the extent legally allowed), which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full.

7        Affirmative Covenants.

         The Borrower covenants and agrees with the Agent and the Banks that prior to the termination of this Agreement it will do, and cause each of its Subsidiaries and the Guarantor to do, and if necessary cause to be done, each and all of the following:

         7.3 Financial Tests. The Borrower (on a consolidated basis) will have and maintain:

                 (a) Debt to Total Capitalization Ratio - a Debt to Total Capitalization Ratio of not greater than (1) 40% for the period commencing on the Effective Date through and including March 31, 1998 and (2) 35% at all times thereafter.

                 (b) Interest Coverage Ratio - an Interest Coverage Ratio of not less than 2.00 to 1.00 at all times.

                 (c) Tangible Net Worth - Tangible Net Worth of not less than (1) for the period commencing on the Effective Date through and including March 31, 1996, $240,000,000 and (2) for each fiscal quarter thereafter the minimum Tangible Net Worth required during the immediately preceding fiscal quarter plus 50% of the Net Income (if positive) of the Borrower for the immediately preceding fiscal quarter plus 100% of any increase in Tangible Net Worth during such fiscal quarter resulting from any merger, sale or issuance of equity.

8        Negative Covenants.

         The Borrower covenants and agrees with the Agent and the Banks that prior to the termination of this Agreement it will not, and will not suffer or permit any of its Subsidiaries or the Guarantor to, do any of the following:

         8.1 Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Indebtedness which constitutes Borrowed Money Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except (subject to Section 7.3 hereof) the following:

                 (a) Borrowed Money Indebtedness of the Borrower and its Subsidiaries outstanding on the Effective Date and described on Exhibit H hereto or disclosed to the Agent in the financial statements delivered on or prior to the Effective Date pursuant to Section 7.2 hereof;

                 (b) Borrowed Money Indebtedness evidenced by the Notes (including contingent liabilities under the Guaranty);

                 (c) Borrowed Money Indebtedness evidenced by the M-I Drilling Facility (including contingent liabilities of the Borrower with respect thereto);

                 (d) Borrowed Money Indebtedness of any Subsidiary owing to the Borrower or another wholly-owned Subsidiary and Borrowed Money Indebtedness of Borrower owing to any Subsidiary, provided such Borrowed Money Indebtedness is expressly subordinated, in a manner reasonably acceptable to the Agent, to the payment in full of all Obligations of Borrower under the Loan Documents;

                 (e) contingent liabilities incurred by M-I by with respect to performance letters of credit and bid and performance bonds required by M-I in support of contracts entered into by M-I in the ordinary course of its business (or guaranties of such contingent liabilities by the Borrower);

                 (f) other Borrowed Money Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount at any one time outstanding up to but not exceeding $20,000,000, provided that the aggregate principal amount of Borrowed Money Indebtedness of the Subsidiaries of the Borrower (exclusive of Borrowed Money Indebtedness permitted under clauses (a) through (d) above) shall not exceed $10,000,000 in the aggregate at any one time outstanding and provided further that all Borrowed Money Indebtedness incurred by the Borrower or by any U.S. Subsidiary of Borrower shall take the form of purchase money indebtedness or Capital Lease Obligations;

                 (g) Borrowed Money Indebtedness evidenced by the 1996 Note Purchase Agreements in an aggregate principal amount not to exceed $50,000,000 (including contingent liability of the Guarantor with respect thereto) provided that the 1996 Note Purchase Agreements shall be in form and substance reasonably satisfactory to the Agent and the Banks, and

                 (h) obligations under any interest rate swap agreement, interest rate cap agreement or similar arrangement entered into between the Borrower and any Bank for the purpose of reducing Borrower's exposure to interest rate risk and not for speculative purposes.

         8.2 Liens. Create or suffer to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its Accounts or General Intangibles; provided, however, that the Borrower, any of its Subsidiaries or the Guarantor may create or suffer to exist: (a) artisans' or mechanics' Liens arising in the ordinary course of business, and Liens for taxes, but only to the extent that payment thereof shall not at the time be due or if due, the payment thereof is being diligently contested in good faith and adequate reserves, if required by GAAP, have been set aside therefor; (b) Liens in effect on the Effective Date and described on Exhibit I hereto or disclosed to the Agent in the financial statements delivered on or prior to the Effective Date pursuant to Section 7.2 hereof, provided that neither the Indebtedness secured thereby nor the Property covered thereby shall increase after the Effective Date without the prior written consent of the Majority Banks; (c) normal encumbrances and restrictions on title which do not secure Borrowed Money Indebtedness and which do not have a Material Adverse Effect; (d) Liens in favor of the Agent or any Bank under the Loan Documents; (e) Liens incurred or deposits made in the ordinary course of business (i) in connection with workmen's compensation, unemployment insurance, social security and other like laws, or (ii) to secure insurance in the ordinary course of business, the performance of bids, tenders, contracts, leases, licenses, statutory obligations, surety, appeal and performance bonds and other similar obligations incurred in the ordinary course of business, not, in any of the cases specified in this clause (ii), incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property; (f) attachments, judgments and other similar Liens arising in connection with the court proceedings, provided that the execution and enforcement of such Liens are effectively stayed and the claims secured thereby are being actively contested in good faith with adequate reserves made therefor in accordance with GAAP; (g) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in good faith in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with GAAP; (h) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, and restrictions on the use of Property, and which do not in any case singly or in the aggregate materially impair the present use or value of the Property subject to any such restriction or materially interfere with the ordinary conduct of the business of the Borrower, any of its Subsidiaries or the Guarantor; (i) Liens securing the Indebtedness incurred by non-U.S. Subsidiaries of the Borrower permitted under Section 8.1(f) covering Property owned by the applicable non- U.S. Subsidiaries of the Borrower, and (j) extensions, renewals and replacements of Liens referred to in paragraphs (a) through (i) of this Section; provided that any such extension, renewal or replacement Lien shall be limited to the Property or assets covered by the Lien extended, renewed or replaced and that the Indebtedness secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the Indebtedness secured by the Lien extended, renewed or replaced.